UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 24, 2017

HCi Viocare
Exact name of registrant as specified in its charter

Nevada	000-53089	30-0428006
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Kintyre House, 209 Govan Road, Glasgow, Scotland	G51 1 HJ
(Address of principal executive offices)	(Zip Code)

+44 141 3700321
Registrant's telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1.              REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01                  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

As used in this Current Report on Form 8-K, unless otherwise stated, all references to the "Company", "we," "our" and "us" refer to HCi Viocare.

Consulting agreement

On September 1, 2017, the Company entered into a one-year consulting agreement (the "Agreement") with Mr Stefanos Batzakis. As per terms of said Agreement Batzakis will provide services to the Company as IT Solutions Manager, for a term of one (1) year and receive compensation in the form of stock, namely five hundred thousand (500,000) common shares, which were  issued upon signing of this Agreement.

A copy of the Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Private Placement

On September 15, 2017, the Company entered into a Private Placement Subscription Agreement (the "Agreement") with an individual (the "Individual"). Under the terms of the Agreement the Individual subscribed for a total of 1,195,564 shares of the Company's common stock at a purchase price of US$0.10 per share for total cash proceeds of US$119,556.42. The shares are subject to applicable resale restrictions.

A copy of the form of subscription agreement is filed as Exhibit 10.2 this Current Report on Form 8-K.

Private Placement

On September 15, 2017, the Company entered into a Private Placement Subscription Agreement (the "Agreement") with an individual (the "Individual"). Under the terms of the Agreement the Individual subscribed for a total of 239,094 shares of the Company's common stock at a purchase price of US$0.10 per share for total cash proceeds of US$23,909.37. The shares are subject to applicable resale restrictions.

A copy of the form of subscription agreement is filed as Exhibit 10.2 this Current Report on Form 8-K.

SECTION 3               SECURITIES AND TRADING MARKETS

ITEM 3.02                  UNREGISTERED SALES OF EQUITY SECURITIES

On August 24, 2017, the Company approved the grant of stock awards totaling 100,000 common shares as compensation for the services provided by certain employees and consultants to its subsidiary companies.  Each of the awards was fully vested on the grrant date.

The issuance of the stock awards was approved by the Board of Directors of the Company.

A copy of the form of grant notice is filed as Exhibit 10.3 to this Current Report on Form 8-K.

The information provided in Items 1.01 and 5.02 of this Current Report on Form 8-K is incorporated by reference to this Item 3.02.

Exemption From Registration. The shares of Common Stock referenced herein were issued in reliance upon the exemption from securities registration afforded by the provisions of Regulation S of the Securities Act of 1933, as amended, ("Securities Act"), as promulgated by the U.S. Securities and Exchange Commission under the Securities Act. Our reliance upon the exemption under Rule 903 of Regulation S of the Securities Act was based on the fact that the sales of the securities were completed in an "offshore transaction", as defined in Rule 902(h) of Regulation S. We did not engage in any directed selling efforts, as defined in Regulation S, in the United States in connection with the sale of the securities. The investor was not a US person, as defined in Regulation S, and was not acquiring the securities for the account or benefit of a US person.

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Compensatory Arrangements of Certain Officers

On August 24, 2017, the Company approved the grant of a stock award of 50,000 common shares as compensation for the services provided by Mr. Brian Maguire, Director of the Company's subsidiary, HCi Viocare Clinics UK Ltd. The stock award was fully vested on the grrant date.
The issuance of the stock award was approved by the Board of Directors of the Company.

A copy of the form of grant notice is filed as Exhibit 10.3 to this Current Report on Form 8-K.

SECTION 9.   FINANCIAL STATEMENTS AND EXHIBITS

9.01 Financial Statements and Exhibits

 (d) Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K:

Exhibit Number	Description
10.1	Consulting agreement between HCi Viocare and Stefanos Batzakis, dated September 1, 2017.	Filed herewith
10.2	Form of Private Placement Subscription Agreement between the Company and the Individual subscriber.	Filed herewith
10.3	Form of grant notice for stock awards issued August 24, 2017	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HCi Viocare

Dated: October 6, 2017	By:	/s/ Sotirios Leontaritis
	Name:	Sotirios Leontaritis
	Title:	President, Treasurer, CEO, and Director

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